© Fifth Third Bancorp | All Rights Reserved Morgan Stanley US Financials Conference June 10, 2026

2 © Fifth Third Bancorp | All Rights Reserved Top 10 U.S. Bank with local scale and national reach1 Assets $297 billion Ranked 9th in the U.S.1 Deposits $234 billion Ranked 9th in the U.S.1 U.S. branches 1,489 Ranked 7th in the U.S.1 Note: Assets, deposits, and branches as of 3/31/26; 1Rankings as of 3/31/26 and consist of US commercial banks and exclude foreign, trust, & traditional investment banks; 2Represents standalone Fifth Third for 2025. Includes Wire, ACH, SWIFT, and Instant Payments; 3MSAs with populations greater than 500,000 ranked by percent population growth (2020-2024) per US Census Bureau; 4Population as of 2025 per S&P Capital IQ. Payments processed2 $18 trillion Ranked 4th in real-time payments among banks Fastest-growing large U.S. MSAs3 Toronto office London office Operating in 17 of the 20 fastest-growing large U.S. metro areas3 Retail footprint covers more than half of the U.S. population4 Southwest footprint Midwest footprint Southeast footprint

3 © Fifth Third Bancorp | All Rights Reserved Disciplined execution guided by core principles Stability Profitability Growth ✓ Resilient balance sheet ✓ Strong credit profile ✓ Branch-originated insured deposits and operational deposits tied to payments services ✓ NII growth and NIM expansion ✓ Diverse fee mix with high total revenue contribution ✓ Expense discipline ✓ Southeast and Texas demographics ✓ Modular, repeatable investments ✓ Tech-enabled product innovation #2 #3#1 Delivering on our commitment to be transparent and disciplined for our shareholders

4 © Fifth Third Bancorp | All Rights Reserved NII contribution1 43% 53% 4% 49% 33% 18%Fee contribution1 A simple, diversified business portfolio • Texas Commercial Banking Loans $55B Deposits $118B Loans $10B Deposits $14B Loans $112B Deposits $99B Consumer & Small Business Banking Wealth & Asset Management Lending / Deposits / Capital Markets / Treasury Management & Payments Lending / Deposits / Payments Wealth Management / Trust / Custody NII contribution1 Fee contribution1 NII contribution1 Fee contribution1 Business Offerings Business Offerings Business Offerings Note: "World's Most Ethical Companies" and "Ethisphere" names and marks are registered trademarks of Ethisphere LLC. 1Source: FITB and management filings as of March 31, 2026, presented as a percent of 1Q26 segment revenue, which excludes General Corporate and Other.

5 © Fifth Third Bancorp | All Rights Reserved Evolution of Fifth Third over the last two decades 2005 2010 2015 2020 2025 2005 2010 2015 2020 2025 Assets $105B $111B $141B $205B $214B FTE ~21,700 ~20,800 ~18,300 ~19,900 ~18,700 Assets FTE $4.9MM $5.3MM $7.7MM $10.3MM $11.5MM 2010-2016 Launched Transforming Fifth Third which established the Three Lines of Defense 2016-2019 Project NorthStar enhanced efficiency and profitability Feb. 2026 Comerica acquisition closed 2026 • Agentic Jeanie • Universal search powered by AI March 2019 acquisition closed Feb. 2006 Fifth Third hit peak headcount of ~22k Stability, Profitability & Growth 2022 Value Stream program began // // 2023 Released AI- powered Jeanie 2.0 & Newline platform 2018 Southeast expansion began, enabled by geospatial analytics 2019 Converted to OCC charter, launched DeNovo analytics & NextGen branch design 2007-2009 GFC 2020 MyDay & Jeanie Chatbot introduced 2025 Improved Jeanie 3.0 released 2021 Momentum Banking released 2022 Cloud-native mobile app launched

A decade of value creation – Positioned for the next decade of growth

Total assets have more than doubled

Total assets ($ billions)



$142
2x
$297
2016
1Q26

Creating a **Top 10** U.S. Bank[1]

Footprint repositioning materially lifts underlying growth potential

Fifth Third's footprint as a percentage of the U.S. population[2]



29%
~2x
56%
2016
2025

4%+ expected footprint population growth[3]

Profitability has nearly doubled and continues to improve

Adjusted ROTCE[3]



9.9%
~2x
17.8%
2016
2025

Target **19%+** ROTCE in 2027[3]

Peer leading efficiency provides greater capacity to invest

Adjusted efficiency ratio[3]



63.9%
55.9%
2016
2025

Target **53%** eff. ratio in 2027[3]

Fifth Third has doubled in scale, doubled in profitability, and fundamentally changed our long-term growth profile

[1]Rankings as of 3/31/26 and consist of US commercial banks and exclude foreign, trust, & traditional investment banks; [2]Source: S&P Capital IQ. Represents population in Fifth Third's retail footprint states as a percentage of the total U.S. population; [3]See forward-looking statements on page 15 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 26-28 of the 1Q26 earnings release.

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© Fifth Third Bancorp | All Rights Reserved

7 © Fifth Third Bancorp | All Rights Reserved 1 Peer 1 61% Peer 5 63% Peer 7 172% Peer 7 318% 2 Peer 4 40% Peer 1 60% Peer 1 153% Peer 1 299% 3 FITB 36% Peer 7 57% FITB 152% FITB 288% 4 Peer 7 34% FITB 50% Peer 2 123% Peer 6 252% 5 Peer 10 32% Peer 2 49% Peer 6 118% Peer 10 188% 6 Peer 6 31% Peer 6 40% Peer 10 83% Peer 4 160% 7 Peer 9 29% Peer 3 36% Peer 4 80% Peer 5 149% 8 Peer 8 26% Peer 10 30% Peer 3 70% Peer 3 141% 9 Peer 5 24% Peer 4 22% Peer 5 66% Peer 2 136% 10 Peer 2 23% Peer 9 14% Peer 9 40% Peer 8 100% 11 Peer 3 6% Peer 8 4% Peer 8 35% Peer 9 86% 7 Year 10 Year 1 Year 5 Year 2027 P/E Delivering shareholder outperformance Total shareholder return Source: S&P Capital IQ, Bloomberg Finance L.P. Note: Trailing TSR as of 6/8/2026; Excludes peers that participated in an FDIC assisted transaction. 2027 consensus EPS and price as of 5/31/26 Peer 6 Peer 5 Peer 11 x Peer 4 Peer 7 Peer 9 Peer 1 Peer 8 Peer 10 Peer 3 10.0x Peer median 9.8x Producing top quartile total shareholder returns consistently

Accelerating our decade-long network expansion[1]

Branch distribution by region[2]


2017
2025
2028 (Pre-CMA)
2030E
24%
1,154
branches
76%
33%
1,130
branches
67%
~50%
~1,250
branches
~50%
~20%
~1,750
branches
~45%
~35%
Midwest footprint
Southeast footprint
Southwest footprint

	2017	2025	2028 (Pre-CMA)	2030E
Population growth[3]	2.5%	3.1%	3.8%	4.1%

By 2030, 50+% of Fifth Third's footprint will be in the best markets in the U.S., including 17 of the 20 fastest growing large U.S. metros[4]

Source: S&P Capital IQ; [1]See forward-looking statements on page 15 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 26-28 of the 1Q26 earnings release; [2]Represents % of total branches by geographic region and includes 150 planned de novo builds in Texas; [3]Population growth represented as 5-year projected growth rate (2026-2031 not annualized) per S&P Capital IQ. Overall growth rate calculated as population growth rate weighted by branch distribution (based on Fifth Third and Comerica's proforma branch counts) by region; [4]MSAs with populations greater than 500,000 ranked by percent population growth (2020-2024) per US Census Bureau.

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© Fifth Third Bancorp | All Rights Reserved

Four distinct $10B deposit opportunities

Market Expansion

1 Southeast branch maturation

- **Proven playbook**: site selection, staffing, marketing and digital onboarding
- Deposits per branch ~50% above peer average[1]
- Seasoning of ~400 de novos provides **peer leading embedded growth opportunity**

2 Texas de novo buildout

- **Apply southeast playbook** to Comerica's established Texas franchise
- Strong response rates from initial marketing campaigns
- 150 branches to be built by 2029 with **over 90 locations already identified**[3]

Tech-enabled relationship deepening

3 Small business and payments

- Provide-enabled SBA platform **driving market share capture**… #53 → #15[2]
- 1-out-of-3 new payments clients are payments-only with no credit attached

4 Tech & life sciences vertical

- 4-to-1 deposit-to-loan portfolio – **reengage and selectively build** a durable relationship-oriented vertical
- Newline **deepens operating relationships** with innovation-economy clients

Proven deposit playbooks, expanded through Comerica – diversified across customers, markets, and capabilities

[1]Source: S&P Capital IQ; 2025 FDIC data capped at $250MM and filtered for de novos opened since 2018. Not all de novos have been open for 5 years; [2]Source: U.S. Small Business Administration Lender Report,; 2026 fiscal year; [3]See forward-looking statements on page 15 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 26-28 of the 1Q26 earnings release.

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© Fifth Third Bancorp | All Rights Reserved

Relationship banking powerhouse positioned to grow

Salesforce additions drive growth[1]

Middle market salesforce



608
350
5%
CAGR
283
2021
2026

Middle market loans ($B)

1Q26 End of Period Loans



$37
$23
6%
CAGR
$18
2021
2026

Comerica ■ Fifth Third

Relative asset size does not reflect middle market scale

Total assets

As of 1Q26



~16x
Trillionaire

Total middle market lending

As of 1Q26



~2x
Trillionaire

Relationship focused with industry leading product capabilities

- Deep, relationship driven Middle Market platform serving diverse industries across the country
- Leading payments products in core treasury management and an industry leader in embedded payments
- Broad capital markets capabilities, including customer derivatives, syndications, debt and capital markets, and M&A

Source: company filings and management reporting as of March 31, 2026; [1]2021 Middle market salesforce and loans presented as standalone Fifth Third

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© Fifth Third Bancorp | All Rights Reserved

Strategic investments resulting in fee diversification and growth

Fee revenue mix is well-diversified

LTM 1Q26 pro-forma noninterest income mix[1,2]


Other Noninterest Income
Mortgage Banking
5%
5%
Wealth & Asset Management
24%
Commercial Banking
12%
LTM 1Q26 pro-forma noninterest income
$4.2B
Capital Markets
14%
22%
Commercial Payments
18%
Consumer Banking

Fee contribution as a percent of revenue is favorable relative to peers

LTM 1Q26 pro-forma noninterest income as a percent of pro-forma revenue[2], unless otherwise noted


33%
29%
LTM 4Q25 Peer Median

- Total pro-forma fee revenue accounted for ~33% of total pro-forma revenue for the last twelve months
- **Two $1B+ high-growth, recurring revenue engines**: Commercial Payments and Wealth and Asset Management
- **Diversified fee sources**: 5 categories greater than 10%

Note: Totals may not foot due to rounding. [1]See forward-looking statements on page 15 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 26-28 of the 1Q26 earnings release; [2]Last twelve month (LTM) noninterest income and revenue are presented on a pro-forma basis, excluding securities gains/losses, for Fifth Third and Comerica as of 3/31/2026. These results are preliminary and may differ from information provided in the 10-Q due to finalization of purchase accounting or other adjustments.

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© Fifth Third Bancorp | All Rights Reserved

12 © Fifth Third Bancorp | All Rights Reserved Comerica integration update1 We are progressing with high confidence toward the Comerica conversion over Labor Day weekend 1See forward-looking statements on page 15 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 26-28 of the 1Q26 earnings release Total Merger & Integration Costs Incurred through 1Q26: $657MM Total expected: ~$1.3B On track to achieve $850 million pre-tax run-rate expense synergies by year-end 2026 February 1, 2026 Legal close of transaction 1st Quarter 2026 Executed swap dealer conversion 1st Quarter 2026 First Comerica branded consumer direct mail deposit campaign in more than a decade 2nd & 3rd Quarter 2026 3 mock conversions to ensure seamless conversion of customers and systems; Completed mock 1 in May Late 2nd Quarter 2026 New Direct Express cardholder enrollments on Fifth Third platform September 4 - 7, 2026 Conversion of branches and systems Enrollment in Fifth Third mobile and online banking

13 © Fifth Third Bancorp | All Rights Reserved 2Q26 current expectations Avg. loans & leases (Including HFS) $178 -$179 billion Net interest income1 (1Q26 baseline: $1.94 billion) $2.20 - $2.25 billion assumes 6/30/26 Fed funds rate of 3.75% and includes the impact of purchase accounting accretion Noninterest income1 (1Q26 baseline: $0.92 billion; excludes securities g/l) $1.00 - $1.06 billion Noninterest expense1 (1Q26 baseline: $1.77 billion; excludes the mark-to market impact of non-qualified deferred compensation) $1.87 - $1.89 billion Includes the impact of anticipated CDI amortization (~$60MM) and excludes acquisition related charges Net charge-off ratio 30 - 35 bps Effective tax rate 22.5% 1See forward-looking statements on page 15 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 26-28 of the 1Q26 earnings release. Current expectations unchanged from April 17, 2026 earnings call As of June 10, 2026; please see cautionary statements on page 15

14 © Fifth Third Bancorp | All Rights Reserved Why Fifth Third Positioned to generate long-term sustainable value to shareholders despite the environment ✓ Well-diversified and resilient balance sheet to provide stability and profitability ✓ Consistent investments to generate balanced and growing revenue streams while maintaining peer-leading expense discipline ✓ Multi-year track record of making appropriate and preemptive changes to the business ✓ Transparent management team

15 © Fifth Third Bancorp | All Rights Reserved Cautionary Statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) deteriorating credit quality; (2) loan concentration by location or industry of borrowers or collateral; (3) any instability or disruption in the financial system, including those caused by actual or perceived issues affecting the soundness of other financial institutions or market participants; (4) inadequate sources of funding or liquidity; (5) unfavorable actions of rating agencies; (6) inability to maintain or grow deposits; (7) limitations on the ability to receive dividends from subsidiaries; (8) cyber-security risks; (9) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (10) failures by third-party service providers; (11) inability to manage strategic initiatives and/or organizational changes; (12) inability to implement technology system enhancements, including the use of artificial intelligence; (13) failure of internal controls and other risk management programs; (14) losses related to fraud, theft, misappropriation or violence; (15) inability to attract and retain skilled personnel; (16) adverse impacts of government regulation; (17) governmental or regulatory changes or other actions; (18) failures to meet applicable capital requirements; (19) regulatory objections to Fifth Third’s capital plan; (20) regulation of Fifth Third’s derivatives activities; (21) deposit insurance premiums; (22) assessments for the orderly liquidation fund; (23) weakness in the national or local economies; (24) global political and economic uncertainty or negative actions; (25) changes in interest rates and the effects of inflation; (26) changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; (27) changes and trends in capital markets; (28) fluctuation of Fifth Third’s stock price; (29) volatility in mortgage banking revenue; (30) litigation, investigations, and enforcement proceedings; (31) breaches of contractual covenants, representations and warranties; (32) competition and changes in the financial services industry; (33) potential impacts of the adoption of real-time payment networks; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; (45) Fifth Third’s ability to meet its environmental and/or social targets, goals and commitments; and (46) risks relating to the merger with Comerica Incorporated, including Fifth Third’s inability to realize the anticipated benefits of the merger and potential disruption to Fifth Third’s business resulting from post-merger integration. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this report should be read as applying mutatis mutandis to every other instance of such information appearing herein. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in slides 40-41 of our 1Q26 earnings presentation, as well as on pages 26 through 28 of our 1Q26 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.